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                                                                    EXHIBIT 99.2

                       [LETTERHEAD OF ARTHUR ANDERSON]


April 22, 1998



Chief Accountant
Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sir:

We have read Item 4 in the Form 8-K (Commission File No. 0-19658) dated April 22, 1998 of Tuesday Morning Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.



/s/ Arthur Andersen LLP